UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2008

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-9533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street, Suite 400 Miami	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 30, 2008 (the “Closing Date”), World Fuel Services, Inc., World Fuel Services Europe, Ltd., World Fuel Services (Singapore) Pte. Ltd., as the sellers, and World Fuel Services Corporation, as the parent (the “Company”), entered into a Master Accounts Receivable Purchase Agreement (the “Receivables Purchase Agreement”) with a syndicate of financial institutions (collectively, the “Banks”), including HSBC Bank USA, National Association, as the administrative agent.

The Receivables Purchase Agreement establishes a trade receivables purchase facility (the “Receivables Facility”) pursuant to which the Banks have committed an aggregate of $160 million to purchase accounts receivable on a revolving basis, which may be increased to up to $250 million subject to the satisfaction of certain conditions. The Receivables Facility terminates upon the earlier of (i) the second anniversary of the Closing Date, unless the term is extended for subsequent one-year terms with the prior written consent of the Banks, and (ii) the occurrence of a termination event. The Receivables Purchase Agreement contains customary termination events, including, among other things, the failure to make timely payments or deposits under the Receivables Facility, the breach of covenants, and the occurrence and continuance of events of default under the Company’s senior revolving credit facility. The foregoing description of the material terms of the Receivables Purchase Agreement set forth above is qualified in its entirety by reference to the full text of the Receivables Purchase Agreement which is filed as Exhibit 10.1 to this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

A copy of the press release announcing the trade receivables purchase facility is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Master Accounts Receivable Purchase Agreement among World Fuel Services, Inc., World Fuel Services Europe, Ltd., World Fuel Services (Singapore) Pte. Ltd., as the sellers, and World Fuel Services Corporation, as the parent, the banks party thereto, and HSBC Bank USA, National Association, as the administrative agent, dated as of September 30, 2008.

99.1	Press Release, dated October 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

World Fuel Services Corporation

Date: October 3, 2008	/S/ IRA M. BIRNS
Ira M. Birns
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Master Accounts Receivable Purchase Agreement among World Fuel Services, Inc., World Fuel Services Europe, Ltd., World Fuel Services (Singapore) Pte. Ltd., as the sellers, and World Fuel Services Corporation, as the parent, the banks party thereto, and HSBC Bank USA, National Association, as the administrative agent, dated as of September 30, 2008.

99.1	Press Release, dated October 3, 2008.